UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 16, 2004

                 Taylor Capital Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50034	36-4108550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9550 West Higgins Road, Rosemont, Illinois	60018
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (847) 653-7978

Item 7. Financial Statements and Exhibits

  Exhibits

99.1 Press release dated March 16, 2004.

Item 9. Regulation FD Disclosure.

On March 16, 2004, the Registrant issued a press release announcing the resignation of its Chief Financial Officer, J. Christopher Alstrin. Mr. Alstrin also resigned from the board of directors of the Registrant and its wholly-owned subsidiary, Cole Taylor Bank. The press release is attached to this report as Exhibit 99.1 and incorporated herein by reference.

This information is furnished pursuant to Item 9 and shall not be deemed to be filed for the purposes of Section 18 of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2004

TAYLOR CAPITAL GROUP, INC

By: /s/ JEFFREY W. TAYLOR
Jeffrey W. Taylor
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 16, 2004.